SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  July 8, 2002



                            INDUSTRIAL MINERALS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         000-30651                  06-1474412
---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (416) 979-4621

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.


ITEM 5. OTHER EVENTS

Industrial Minerals Inc. owns 100% of the undivided interest in the Bissett Creek Graphite patented mineral lease, which, according to a report by Benjamin Ainsworth of Ainsworth-Jenkins Holdings Inc. contain a reserve of 640,000 tons of flake graphite, located in Maria Township in the Province of Ontario, Canada. The property is comprised of 28 patented claims covering an area of approximate-ly 504 hectares (1,245 acres).

Copies of the summary report may be obtained from the corporate office of Industrial Minerals in Toronto, Canada by contacting John Melnyk at 416-979-4621.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

     None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements:    None

     Pro Forma Financials:    None

     Exhibits:                10.1  Report on Bissett Creek Leases by Benjamin
                                    Ainsworth of Ainsworth-Jenkins Holdings Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2002                     Industrial Minerals, Inc.


                                          /s/ John Melnyk
                                       By: -----------------------------------
                                           John Melnyk, CFO